OPTION AGREEMENT

THIS OPTION AGREEMENT (this “Agreement”) is made as of January 17, 2005, by and between Fred Tannous (“Seller”) and Bill Glaser (“Holder”).

A. Seller owns 4,000,000 shares of common stock of UKARMA CORPORATION, a Nevada corporation (the “Company”).

B. Seller desires to grant Holder an exclusive option to purchase up to 3,000,000 of such shares of Company common stock (the “Shares”) from Seller as described herein.

NOW, THEREFORE, the undersigned, with the intention to be legally bound hereby, in consideration of the concurrent payment by Holder of Ten Dollars (the receipt of which is hereby acknowledged by Seller), and for other good and valuable consideration, and the mutual promises herein, agree as follows:

1. Grant of Option. Seller hereby grants to Holder the exclusive right and option (the “Option”) to purchase the Shares at a price of $0.20 per Share (subject to change as described herein) (the “Exercise Price”)

2. Option Period. The Option shall be exercisable in whole or in part at anytime and from time to time from the date hereof (the “Effective Date”) up to and until 11:59 p.m. Pacific Time on the January 17, 2011 (the “Expiration Date”). After the Expiration Date, the Option shall (to the extent not exercised prior thereto) expire and be of no further force or effect.

3. Manner of Exercise. To exercise the Option, Holder shall notify Seller in writing substantially in the form attached as Exhibit A (the “Option Notice”), and (1) specify the number of Shares being purchased pursuant to such exercise and (2) include the Exercise Price for each of the Shares being purchased pursuant to such exercise (by check in good funds or by wire transfer to an account recently designated by Seller). Within ten (10) days following delivery of the Option Notice, Seller shall deliver to Holder (the “Stock Delivery”) (1) a Stock Power separate from certificate executed by Seller evidencing the transfer of the purchased Shares to Holder (in form and substance reasonably acceptable to Holder) and (2) the stock certificate(s) representing the Shares. In the event that Holder is buying less than all of the Shares owned by Seller pursuant to such exercise, then and in such event within ten (10) days following the Stock Delivery, Holder shall deliver the Stock Power and stock certificates to the Company, and cause the Company to immediately issue to Seller a new stock certificate evidencing Seller’s remaining Shares in the Company.

4. Adjustments of Exercise Price and Number and Kind of Shares

(a) Dividends, Combinations etc. In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then (i) the number of shares covered by the Option shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned if it had exercised the Option in full immediately prior to such action; and, the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares and (ii) any other reference in this Agreement to a specific number of Shares and any reference to a price per Share, shall also be adjusted in the same manner. The provisions of this Section 4(a) shall similarly apply to any successive dividends, splits, combinations and spinoffs.

(b) Other Reclassification. After the Exercise Conditions have been satisfied, in case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 4(a) hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which the Company is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a holder of the number of shares of Common Stock obtainable upon the exercise of the Option in full immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 4(a), then such adjustment shall be made pursuant to both this Section 4(b) and Section 4(a). The provisions of this Section 4(b) shall similarly apply to any successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

5. Transfer of Option. This Option may be transferred by Holder at any time without Seller’s consent, subject to compliance with applicable securities jaws. Upon any transfer, the transferring Holder and the new Holder will jointly notify Seller and the Company of such transfer.

6. Transfer of Shares. Seller represents and warrants that he will not sell, transfer, assign, gift, create a lien on or security interest in, or otherwise dispose of, with or without consideration (collectively, “Transfer”) any of the Shares unless: (1) Holder gives his express prior written consent thereto (which consent may be withheld in Holder’s sole and absolute discretion); and (ii) if Holder does consent to such Transfer, then the transferee must agree in writing (in form and satisfactory to Holder) that the Shares are subject to this Option. The Shares shall bear a restrictive legend acknowledging such foregoing restrictions, substantially in the following form:

‘“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE. PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE SHARES ARE SUBJECT TO A PURCHASE OPTION DATED JANUARY 17, 2001. FROM SUCH DATE TO JANUARY 17, 2011, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, GIFTED, PLEDGED OR HYPOTHECATED (COLLECTIVELY, “TRANSFERRED”) EXCEPT WITH THE PRIOR WRITTEN CONSENT OF BILL GLASER (OR HIS SUCCESSOR OPTION HOLDER); AND IF CONSENT IS GRANTED THE TRANSFEREE MUST ACKNOWLEDGE IN WRITING THAT THE SHARES ARE SUBJECT TO THE PURCHASE OPTION. THE COMPANY WILL NOT RECOGNIZE OR EFFECT ANY TRANSFER OF ANY OF THE SHARES ON ITS BOOKS AND RECORDS EXCEPT IN COMPLIANCE WITH THE FOREGOING. A COPY OF THE OPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY’S HEADQUARTERS.”

7. Company Acknowledgement. The Company acknowledges Section 6 hereof, and agrees that it will not recognize or give effect on its book and records to any attempted Transfer of any the Shares unless: (1) Holder (or his successor) has consented in writing to the Transfer and (2) the transferee acknowledges in writing (in form and substance satisfactory to Holder) that the Shares are subject to the terms of this Option Agreement. Any such share certificate issued to a transferee shall bear the restrictive legend set forth in Section 6 above.

8. Notices. All notices, requests, consents arid other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Option) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to Holder, to 770 Broadway, 2nd Floor, New York, NY 10003 (or such other address as he may designate in writing from time to time); and if addressed to Seller, to 6080 Center Drive, 6 Floor, Los Angeles, CA 90045 (or such other address as he may designate in writing from time to time).

9. Entire Agreement; Amendment. This Agreement (including the Exhibits attached hereto) contains the entire agreement between Seller and Holder with respect to the Shares; there are no other terms, covenants, obligations or representations, oral or written, of any kind whatsoever related to the subject matter of this transaction (and without limiting the foregoing, this Agreement supercedes that certain Warrant dated as of even date herewith executed by Holder and Seller, which Warrant is void and of no effect). This Agreement may be amended only by a written instrument executed by the party against whom the amendment is being enforced.

10. Governing Law. The substantive laws of the State of New York will govern the validity, construction and enforcement of this Agreement. The parties consent to the venue and jurisdiction of any federal court located in New York for any action brought to enforce the terms of this Agreement. The parties irrevocably and unconditionally submit to the jurisdiction (both subject matter and personal) of any such court and irrevocably and unconditionally waive: (a) any objection any party might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

11. Construction. Any rule of law or judicial opinion to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be signed the day and year first above written.

_______________________________
                             Fred Tannous

_______________________________
                                 Bill Glaser

Sections 6 & 7 Agreed to:
UKARMA CORPORATION

By: ________________________________
                          Bill Glaser, CEO

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Option Agreement)

Dated: _________
To: FRED TANNOUS:

I hereby exercise that certain Option Agreement dated January 17, 2001 (the “Option”) and elect to purchase _____________ shares [FILL-IN NUMBER OF SHARES BEING PURCHASED] of Common Stock of uKarma Corporation (the “Company”) from you pursuant to the terms of the Option. The undersigned tenders herewith payment of the exercise price of $_____________ pursuant to the terms of the Option.

The undersigned hereby represents and warrants to, and agrees with you as follows:

1. I am acquiring the shares for my own account, for investment purposes only.
2. I understand that an investment in the shares involves a high degree of risk, and I have the financial ability to bear the economic risk of this investment in the shares, including a complete loss of such investment. I have adequate means for providing for my current financial needs and have no need for liquidity with respect to this investment.

3. I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the shares and in protecting my own interests in connection with this transaction.
4. I understand that the shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws. I am familiar with the provisions of the Securities Act and Rule 144 thereunder and understand that the restrictions on transfer on the shares may result in my being required to hold the snares for an indefinite period of time.

5. I agree not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, “Transfer”) any of the shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration.

6. I am an “accredited” investor as defined under Rule 501 of Regulation D under the Securities Act.

7. I understand that shares will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT’) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

Name: _______________________________
Print Name: ___________________________